================================================================================

DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw                       Chairman of the Board of
                                             Directors and President
Gary A. Bentz                           Director, Vice President and Treasurer
Thomas H. Lenagh                        Director
Edwin Meese III                         Director
Scott B. Rogers                         Director
Andrew A. Strauss                       Director
Glenn W. Wilcox, Sr.                    Director
Thomas R. Westle                        Secretary

                                        STOCK TRANSFER AGENT
INVESTMENT MANAGER                        AND REGISTRAR
Cornerstone Advisors, Inc.              American Stock Transfer &
One West Pack Square                         Trust Co.
Suite 1650                              59 Maiden Lane
Asheville, NC 28801                     New York, NY 10038

ADMINISTRATOR                           INDEPENDENT ACCOUNTANTS
Bear Stearns Funds                      Tait, Weller & Baker
  Management Inc.                       1818 Market Street
383 Madison Avenue                      Suite 2400
New York, NY 10179                      Philadelphia, PA 19103

CUSTODIAN                               LEGAL COUNSEL
Custodial Trust Company                 Spitzer & Feldman P.C.
101 Carnegie Center                     405 Park Avenue
Princeton, NJ 08540                     New York, NY 10022

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-2093.






                                     [LOGO]
                                    AMERICAN
                               STOCK EXCHANGE(r)
                                     LISTED
                                    CML(tm)







This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.





================================================================================



                             CORNERSTONE STRATEGIC
                                VALUE FUND, INC.

































                                  ANNUAL REPORT
                                DECEMBER 31, 2002


================================================================================

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              4

Schedule of Investments                                                        5

Statement  of Assets and Liabilities                                           9

Statement of Operations                                                       10

Statements of Changes in Net Assets                                           11

Financial Highlights                                                          12

Notes to Financial Statements                                                 13

Report of Independent Accountants                                             17

Results of Annual Meeting of Stockholders                                     18

Tax Information                                                               19

Additional Information Regarding the Fund's Directors and Officers            20

Description of Dividend Reinvestment & Cash Purchase Plan                     22

Summary of General Information                                                24

Shareholder Information                                                       24

Privacy Policy Notice                                                         25


--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                January 24, 2003

Dear Fellow Shareholders:

Our annual report for Cornerstone Strategic Value Fund, Inc. (the "Fund"), covering the year ended December 31, 2002 follows. At the end of the year, the Fund's net assets were $24.4 million and the Net Asset Value ("NAV") per share was $6.41. Monthly distributions to shareholders, which were initiated in July, totaled $0.50 per share for the year, all of which was classified as return-of-capital. The share price closed at $5.85 and the Fund's price discount to NAV improved from 12.5% at the beginning of the year to 8.7% at the end of the year.

Cornerstone Advisors, Inc., our Fund's investment manager, began its stewardship over the Fund's assets after the first quarter 2001. The manager's goal is to add value by continuing to outperform the Fund's benchmark. This will be accomplished by striving to optimize portfolio performance, minimizing expenses and taking advantage of the Fund's discount to benefit its shareholders.

The focus on improving the discount to NAV provided substantial benefit to shareholders. The improvement in discount augmented the return from portfolio performance so that the total investment return for a shareholder who reinvested his distributions was (20.9)%, outpacing our benchmark S&P 500 Index which returned (22.1)%.

ECONOMIC AND MARKET SUMMARY

Throughout the year, it paid to keep a long-term view as the markets in 2002 retreated through the first three quarters only to recover some of the losses in the final period. World crisis in Afghanistan and Iraq alternated headlines with the progressive uncovering of corporate fraud and greed among some of the largest companies in America, further burdening an already sickly economy. Consumer spending and an active market for homes, however, provided steady encouragement and much needed support.

Like the U.S., most of the major global indices were also down substantially. Some Asian economies turned in relatively strong performances, but even with the euro's rise to a three year high against the dollar, many in Europe still finished behind the weak U.S. numbers.

Those seeking safer investments drove short-term Treasury yields down and prices up as they sought a haven from volatile equity markets. Deflation replaced inflation as a cause for concern. Short-term interest rates remained low through the year as the Federal Reserve reduced its benchmark rate to 1.25%. However, growing budget deficits and a fragile economy give mixed signals for bonds in the new year.




--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

Through most of the period, our Fund's portfolio stayed fully invested. The Fund's holdings were broadly diversified across and within sectors and, at various times, utilized closed-end fund and global equity positions. This approach served us well as many sectors flip-flopped between being leader and laggard.

Ultimately, not a single major U.S. industry group ended the year with a gain. Strong consumer spending allowed consumer non-cyclicals to turn in the best group performance with a single-digit loss. As in 2001, however, telecommunications and technology once again yielded dismal performances. Industrials followed close behind and even utilities, which are often viewed as stable in a storm, left investors with substantial double-digit losses for the year.

OUTLOOK

After three straight years of market decline, we approach 2003 with cautious optimism. Some point out that four down years in a row are almost unheard of but then, they probably are among those who expected positive market returns in 2002. The economy, while certainly not strong, continues to show signs of recovery, albeit without the hoped for drop in unemployment. Recent bear markets have ended with steep gains, however, we expect mild growth with up and down market moves leading to moderate gains for the year.

Recent weakness in the dollar has given a boost to some global markets. In the short-term, larger companies often benefit most from a falling U.S. dollar as their competitive positions improve.

A stronger economy is better viewed as a "when" not an "if". Quick positive resolution in Iraq and North Korea, encouraging earnings reports and bipartisan cooperation in government may all hasten a recovery from current levels. Recent actions by the current administration should provide additional stimulus towards this end. At the end of 2003, the world will still be a dangerous place and earning disappointments or unresolved international situations may prolong negative sentiment, but uncertainty also creates investment opportunity.











--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (CONCLUDED)

CREATING VALUE

Our goal is to produce extra value for our shareholders and to this end, recent additional steps have been taken to benefit the owners of our Fund. The most significant contribution to Fund performance over the last year has been the result of actions designed to exploit the Fund's discount. We believe that the improving discount picture reflects the market's favorable view of our Fund's direction.

We believe the ongoing repurchase of shares selling below NAV in the open market has enhanced NAV performance. In addition, these repurchases reduced the supply of shares available for sale, thus changing the demand/supply balance and helping to reduce the discount.

The manager attempts to enhance portfolio performance by exploiting pricing inefficiencies in components of our fully diversified U.S. stock portfolio. The magnitude and availability of such opportunities are unpredictable and therefore any resulting portfolio out-performance may vary considerably from year to year.

This year, the Board established a monthly distribution policy with a high fixed payout. These distributions allow shareholders to receive substantial portions of their investment in cash or to continue their holdings in the Fund's stock by reinvesting in new shares. This policy gives flexibility to our owners and we believe that it will have a continuing positive influence on the level of the Fund's discount to NAV. Losses in the portfolio allowed the 2002 distributions to be classified as a return-of-capital, which defers taxes until sufficient gains are realized in future periods.

Over the past year, diligent attention to Fund operating expenses has reduced them substantially. In addition, Cornerstone Advisors, Inc. has extended its voluntary agreement to waive a substantial portion of its management fees to the extent that monthly operating expenses exceed a monthly rate of 0.1%. This effort demonstrates how seriously the manager views keeping expenses under control. It will result in a lower expense ratio than would otherwise be the case, further adding value. We believe that these steps will also help control the discount and lead to our Fund having one of the lowest expense ratios among comparable closed-end funds.

The Fund's Board of Directors, its officers, and its investment manager are mindful of the trust that the Fund's shareholders have placed in us. We know you have a choice, we appreciate your support, and we look forward to continuing our service to you in the future.

Sincerely,




/S/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw Chairman


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


TOP TEN, BY SECTOR
                                                                  Percent of
          Sector                                                  Net Assets
--------------------------------------------------------------------------------
1.        Financials                                                 19.8
-------------------------------------------------------------------------------
2.        Healthcare                                                 15.1
-------------------------------------------------------------------------------
3.        Information Technology                                     12.6
-------------------------------------------------------------------------------
4.        Consumer Discretionary                                     12.3
-------------------------------------------------------------------------------
5.        Industrials                                                12.0
-------------------------------------------------------------------------------
6.        Consumer Staples                                            9.4
-------------------------------------------------------------------------------
7.        Energy                                                      6.2
-------------------------------------------------------------------------------
8.        Telecommunication Services                                  6.0
-------------------------------------------------------------------------------
9.        Materials                                                   2.8
-------------------------------------------------------------------------------
10.       Utilities                                                   2.1
-------------------------------------------------------------------------------




TOP       TEN HOLDINGS, BY ISSUER

                                                                     Percent of
     Holding                                      Sector             Net Assets
-------------------------------------------------------------------------------
 1.  Microsoft Corp.                         Information Technology         4.4
-------------------------------------------------------------------------------
 2.  General Electric Co.                        Industrials                3.2
-------------------------------------------------------------------------------
 3.  Exxon Mobil Corp.                             Energy                   3.0
-------------------------------------------------------------------------------
 4.  Wal-Mart Stores, Inc.                   Consumer Discretionary         2.8
-------------------------------------------------------------------------------
 5.  American International Group, Inc.          Financials                 2.7
-------------------------------------------------------------------------------
 6.  Citigroup Inc.                              Financials                 2.5
-------------------------------------------------------------------------------
 7.  Pfizer Inc.                                 Healthcare                 2.4
-------------------------------------------------------------------------------
 8.  Johnson & Johnson                           Healthcare                 2.0
-------------------------------------------------------------------------------
 9.  Merck & Co. Inc.                            Healthcare                 1.7
-------------------------------------------------------------------------------
10.  International Business Machines Corp.   Information Technology         1.7
-------------------------------------------------------------------------------





--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                              No. of       Value
Description                                                   Shares     (Note A)
--------------------------------------------------------------------------------

EQUITY SECURITIES - 99.54%
CLOSED-END DOMESTIC FUNDS - 1.43%

Gabelli Global Multimedia Trust, Inc.                         16,000   $  102,400
John Hancock Bank & Thrift
  Opportunity Fund                                            32,500      245,050
                                                                       ----------
                                                                          347,450
                                                                       ----------
CONSUMER DISCRETIONARY - 12.27%

AOL Time Warner Inc.+                                         10,500      137,550
Bed Bath & Beyond Inc.+                                        1,000       34,530
Best Buy Co., Inc.+                                            1,000       24,150
Carnival Corp.                                                 2,100       52,395
Clear Channel Communications, Inc.+                            2,100       78,309
Comcast Corp., Class A+                                        3,882       91,499
Costco Wholesale Corp.+                                        1,500       42,090
CVS Corp.                                                      1,500       37,455
Delphi Corp.                                                   2,000       16,100
Ford Motor Co.                                                 6,500       60,450
Fortune Brands, Inc.                                           1,000       46,510
Gannett Co., Inc.                                              2,000      143,600
Gap, Inc. (The)                                                2,700       41,904
General Motors Corp.                                           1,900       70,034
Goodyear Tire & Rubber Co. (The)                               2,500       17,025
Harley-Davidson, Inc.                                          1,000       46,200
Harrah's Entertainment, Inc.+                                  1,500       59,400
Hilton Hotels Corp.                                            1,500       19,065
Home Depot, Inc. (The)                                         7,100      170,116
Kohl's Corp.+                                                  1,000       55,950
Limited Brands                                                 2,500       34,825
Lowe's Companies, Inc.                                         2,500       93,750
Marriott International, Inc., Class A                          1,000       32,870
May Department Stores Co. (The)                                1,000       22,980
McDonald's Corp.                                               4,600       73,968
NIKE, Inc., Class B                                            1,000       44,470
Office Depot, Inc.+                                            2,500       36,900
Omnicom Group Inc.                                             1,000       64,600
Reebok International Ltd.+                                     1,500       44,100
Sabre Holdings Corp.+                                          1,000       18,110
Sears, Roebuck and Co.                                         1,000       23,950
Staples, Inc.+                                                 1,500       27,450



--------------------------------------------------------------------------------
                                                              No. of       Value
Description                                                   Shares     (Note A)
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (CONTINUED)

Starbucks Corp.+                                               1,200   $   24,456
Target Corp.                                                   3,200       96,000
TJX Companies, Inc. (The)                                      2,500       48,800
Viacom Inc., non-voting Class B+                               6,000      244,560
Wal-Mart Stores, Inc.                                         13,300      671,783
Walt Disney Co. (The)                                          7,200      117,432
Yum! Brands, Inc.+                                             1,000       24,220
                                                                        2,989,556
CONSUMER STAPLES - 9.38%

Albertson's, Inc.                                              2,500       55,650
Anheuser-Busch Companies, Inc.                                 3,200      154,880
Archer-Daniels-Midland Co.                                     2,415       29,946
Coca-Cola Co. (The)                                            9,000      394,380
Colgate-Palmolive Co.                                          2,000      104,860
ConAgra Foods, Inc.                                            1,900       47,519
General Mills, Inc.                                            2,500      117,375
Gillette Co. (The)                                             3,800      115,368
J. M. Smucker Co. (The)                                           96        3,822
Kimberly-Clark Corp.                                           1,900       90,193
Kroger Co. (The)+                                              3,500       54,075
PepsiCo, Inc.                                                  5,100      215,322
Philip Morris Companies Inc.                                   7,900      320,187
Procter & Gamble Co. (The)                                     3,800      326,572
Sara Lee Corp.                                                 2,800       63,028
Sysco Corp.                                                    3,300       98,307
Walgreen Co.                                                   3,200       93,408
                                                                       ----------
                                                                        2,284,892
                                                                       ----------
ENERGY - 6.17%

Anadarko Petroleum Corp.                                         900       43,110
Baker Hughes Inc.                                              2,500       80,475
CenterPoint Energy, Inc.                                       2,500       21,250
ChevronTexaco Corp.                                            3,340      222,043
ConocoPhilips                                                  3,528      170,720
El Paso Corp.                                                  2,500       17,400
Exxon Mobil Corp.                                             21,000      733,740
Marathon Oil Corp.                                             2,500       53,225
Occidental Petroleum Corp.                                     2,500       71,125
Reliant Resources, Inc.+                                       1,971        6,307
Schlumberger Ltd.                                              2,000       84,180
                                                                       ----------
                                                                        1,503,575
                                                                       ----------



--------------------------------------------------------------------------------
                                  See accompanying notes to financial statements
                                                                               5


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------
                                                              No. of       Value
Description                                                   Shares     (Note A)
--------------------------------------------------------------------------------

FINANCIALS - 19.75%

AFLAC Inc.                                                     1,900   $   57,228
American Express Co.                                           4,600      162,610
American International Group, Inc.                            11,542      667,705
Bank of America Corp.                                          5,400      375,678
Bank of New York Co., Inc. (The)                               2,500       59,900
Bank One Corp.                                                 4,100      149,855
BB&T Corp.                                                     1,600       59,184
Charles Schwab Corp. (The)                                     5,000       54,250
Citigroup Inc.                                                17,100      601,749
Fannie Mae                                                     3,700      238,021
Fifth Third Bancorp                                            2,000      117,100
FleetBoston Financial Corp.                                    3,900       94,770
Freddie Mac                                                    2,500      147,625
Hartford Financial Services Group, Inc. (The)                  2,500      113,575
Household International, Inc.                                  1,800       50,058
J.P. Morgan Chase & Co.                                        6,000      144,000
Marsh & McLennan Companies, Inc.                               4,000      184,840
MBNA Corp.                                                     4,500       85,590
Mellon Financial Corp.                                         1,800       46,998
Merrill Lynch & Co., Inc.                                      3,000      113,850
MetLife, Inc.                                                  2,700       73,008
Moody's Corp.                                                  1,000       41,290
Morgan Stanley                                                 3,500      139,720
National City Corp.                                            2,200       60,104
PNC Financial Services Group                                   1,100       46,090
Prudential Financial, Inc.                                     2,500       79,350
SouthTrust Corp.                                               2,500       62,125
State Street Corp.                                             1,000       39,000
SunTrust Banks, Inc.                                           1,100       62,612
Travelers Property Casualty Corp., Class A+                      738       10,812
Travelers Property Casualty Corp., Class B+                    1,517       22,224
U.S. Bancorp                                                   6,700      142,174
Wachovia Corp.                                                 3,600      131,184
Washington Mutual, Inc.                                        3,150      108,769
Wells Fargo & Co.                                              5,800      271,846
                                                                       ----------
                                                                        4,814,894
                                                                       ----------


                                                              No. of      Value
Description                                                   Shares     (Note A)
--------------------------------------------------------------------------------

HEALTHCARE - 15.07%

Abbott Laboratories                                            5,300   $  212,000
Amgen Inc.+                                                    3,500      169,190
Applied Biosystems Group                                       2,500       43,850
Baxter International Inc.                                      2,500       70,000
Biomet, Inc.                                                   2,500       71,650
Boston Scientific Corp.+                                       1,500       63,780
Bristol-Myers Squibb Co.                                       6,000      138,900
Cardinal Health, Inc.                                          2,500      147,975
Eli Lilly & Co.                                                4,000      254,000
Genzyme Corp.+                                                 2,500       73,925
HCA Inc.                                                       2,000       83,000
Healthsouth Corp.+                                             2,500       10,500
Johnson & Johnson                                              9,200      494,132
McKesson Corp.                                                 1,000       27,030
Medtronic, Inc.                                                4,300      196,080
Merck & Co. Inc.                                               7,500      424,575
Pfizer Inc.                                                   19,000      580,830
Pharmacia Corp.                                                4,000      167,200
Schering-Plough Corp.                                          5,000      111,000
UnitedHealth Group Inc.                                        1,500      125,250
Wyeth                                                          4,800      179,520
Zimmer Holdings, Inc.+                                           710       29,479
                                                                       ----------
                                                                        3,673,866
                                                                       ----------
INDUSTRIALS - 11.95%

3M Co.                                                         1,500      184,950
Automatic Data Processing, Inc.                                2,000       78,500
Boeing Co. (The)                                               6,000      197,940
Burlington Northern Santa Fe Corp.                             2,500       65,025
Caterpillar Inc.                                               1,300       59,436
Cendant Corp.+                                                 2,700       28,296
Concord EFS, Inc.+                                             2,500       39,350
Emerson Electric Co.                                           1,500       76,275
FedEx Corp.                                                    1,000       54,220
First Data Corp.                                               5,000      177,050
General Electric Co.                                          31,500      767,025
Genuine Parts Co.                                              1,000       30,800
Honeywell International Inc.                                   2,800       67,200
Illinois Tool Works Inc.                                       1,000       64,860
Lockheed Martin Corp.                                          1,500       86,625
Masco Corp.                                                    1,700       35,785


--------------------------------------------------------------------------------
See accompanying notes to financial statements
6




--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                                              No. of       Value
Description                                                   Shares     (Note A)
--------------------------------------------------------------------------------

INDUSTRIALS (CONTINUED)

Norfolk Southern Corp.                                         1,400   $   27,986
Paychex, Inc.                                                  2,500       69,750
Southwest Airlines Co.                                         2,700       37,530
Transocean Inc.                                                2,500       58,000
Tyco International Ltd.                                       12,500      213,500
Union Pacific Corp.                                            1,000       59,870
United Parcel Service Inc., Class B                            3,500      220,780
United Technologies Corp.                                      1,700      105,298
Waste Management, Inc.                                         4,700      107,724
                                                                       ----------
                                                                        2,913,775
                                                                       ----------
INFORMATION TECHNOLOGY - 12.58%

Agere Systems Inc., Class A+                                     115          166
Agere Systems Inc., Class B+                                   2,830        3,962
Agilent Technologies, Inc.+                                    1,800       32,328
Altera Corp.+                                                  1,500       18,510
Analog Devices, Inc.+                                          1,000       23,870
Apple Computer, Inc.+                                          2,500       35,825
Applied Materials, Inc.+                                       5,400       70,362
Computer Associates International, Inc.                        2,500       33,750
Corning Inc.+                                                  3,000        9,930
Dell Computer Corp.+                                           8,300      221,942
EMC Corp.+                                                     7,000       42,980
Electronic Data Systems Corp.                                  2,500       46,075
Hewlett-Packard Co.                                           10,300      178,808
Intel Corp.                                                   22,000      342,540
International Business Machines Corp.                          5,400      418,500
Jabil Circuit, Inc.+                                           1,500       26,880
Linear Technology Corp.                                        1,000       25,720
Maxim Integrated Products, Inc.                                1,000       33,040
Microsoft Corp.+                                              20,600    1,065,020
Micron Technology, Inc.+                                       2,500       24,350
Motorola, Inc.                                                 6,600       57,090
Oracle Corp.+                                                  6,300       68,040
QUALCOMM Inc.+                                                 2,500       90,975
Sanmina-SCI Corp.+                                             2,500       11,225
Siebel Systems, Inc.+                                          2,500       18,700



                                                              No. of       Value
Description                                                   Shares     (Note A)
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

Solectron Corp.+                                               3,000   $   10,650
Sun Microsystems, Inc.+                                       10,000       31,100
Texas Instruments Inc.                                         4,900       73,549
Xilinx, Inc.+                                                  1,000       20,600
Yahoo! Inc.+                                                   1,900       31,065
                                                                       ----------
                                                                        3,067,552
                                                                       ----------
MATERIALS - 2.80%

Air Products & Chemicals, Inc.                                 1,000       42,750
Alcoa Inc.                                                     3,100       70,618
Barrick Gold Corp.                                             2,500       38,525
Dow Chemical Co. (The)                                         2,700       80,190
E.I. du Pont de Nemours & Co.                                  3,700      156,880
Georgia-Pacific Corp.                                          1,000       16,160
International Paper Co.                                        2,000       69,940
Newmont Mining Corp.                                           2,500       72,575
Praxair, Inc.                                                  1,500       86,655
Weyerhaeuser Co.                                               1,000       49,210
                                                                       ----------
                                                                          683,503
                                                                       ----------
TELECOMMUNICATIONS SERVICES - 6.03%

ALLTEL Corp.                                                   2,500      127,500
AT&T Corp.                                                     2,400       62,664
AT&T Wireless Services Inc.+                                   9,522       53,799
BellSouth Corp.                                                6,500      168,155
Cisco Systems, Inc.+                                          24,400      319,640
Lucent Technologies Inc.+                                     10,700       13,482
Nextel Communications Inc., Class A+                           3,000       34,650
SBC Communications Inc.                                       10,400      281,944
Sprint Corp. (FON Group)                                       3,000       43,440
Verizon Communications Inc.                                    9,400      364,250
                                                                       ----------
                                                                        1,469,524
                                                                       ----------
UTILITIES - 2.11%

American Electric
Power Co., Inc.                                                1,200       32,796
Dominion Resources, Inc.                                       1,000       54,900
Duke Energy Corp.                                              5,600      109,424
Edison International+                                          2,500       29,625
FirstEnergy Corp.                                              2,500       82,425
Scottish Power plc ADR                                         4,000       91,680
Southern Co. (The)                                             2,400       68,136


--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
                                                                               7



--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                                              No. of       Value
Description                                                   Shares     (Note A)
--------------------------------------------------------------------------------

UTILITIES (CONTINUED)

TXU Corp.                                                      1,000   $  18,680
Xcel Energy, Inc.                                              2,500      27,500
                                                                       ---------
                                                                         515,166
                                                                       ---------
TOTAL EQUITY SECURITIES - 99.54%

(cost - $27,886,890)                                                  24,263,753
                                                                      ----------



                                                           Principal
                                                            Amount        Value
Description                                                 (000's)      (Note A)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 0.49%
REPURCHASE AGREEMENT - 0.49%

Bear, Stearns & Co. Inc.
(Agreement dated 12/31/02 to
be repurchased at $118,466),
1.10%, 01/02/03
(cost - $118,459) (Note F)                                      $118   $ 118,459
                                                                       ---------
TOTAL INVESTMENTS - 100.03%

(cost - $28,005,349) (Notes A, C, G)                                  24,382,212
                                                                      ----------

LIABILITIES IN EXCESS OF
OTHER ASSETS - (0.03)%                                                    (6,403)
                                                                      ----------

NET ASSETS - 100.00%                                                 $24,375,809
                                                                     ===========

------------
+ Non-income producing security.
ADR American Depositary Receipts.













--------------------------------------------------------------------------------
See accompanying notes to financial statements.
8


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS

Investments, at value (Cost $28,005,349) (Notes A, G)              $ 24,382,212
Cash collateral received for securities loaned (Note E)                  74,594
Receivables:
     Investment sold                                                     82,548
     Dividends                                                           37,865
     Interest                                                               301
Prepaid expenses                                                          6,712
                                                                   ------------
Total Assets                                                         24,584,232
                                                                   ------------

LIABILITIES

Payables:
     Upon return of securities loaned (Note E)                           74,594
     Capital stock repurchased (Note D)                                  33,971
     Investment management fees (Note B)                                 21,393
     Other accrued expenses                                              78,465
                                                                   ------------
Total Liabilities                                                       208,423
                                                                   ------------
NET ASSETS (applicable to 3,803,597
     shares of common stock outstanding)                           $ 24,375,809
                                                                   ============

NET ASSET VALUE PER SHARE ($24,375,809 / 3,803,597)                $       6.41
                                                                   ============

NET ASSETS CONSISTS OF

Capital stock, $0.01 par value; 3,803,597 shares outstanding
     (25,000,000 shares authorized)                                $     38,036
Paid-in capital                                                      55,545,628
Cost of 2,239,440 shares repurchased                                (26,999,661)
Accumulated net realized loss on investments                           (585,057)
Net unrealized depreciation in value of investments                  (3,623,137)
                                                                   ------------
Net assets applicable to shares outstanding                        $ 24,375,809
                                                                   ============








--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT LOSS

Income (Note A):
     Dividends                                                      $   485,527
     Interest                                                             7,651
     Less: Foreign taxes withheld                                        (2,301)
                                                                    -----------
     Total Investment Income                                            490,877
                                                                    -----------

Expenses:
     Investment management fees (Note B)                                294,686
     Merger fees                                                         68,313
     Legal and audit fees (Note B)                                       67,500
     Directors' fees                                                     52,201
     Administration fees                                                 50,000
     Accounting fees                                                     28,899
     NYSE listing fees                                                   25,000
     Printing                                                            21,692
     Transfer agent fees                                                 10,134
     Insurance                                                            9,230
     Custodian fees                                                       6,692
     Other                                                                6,208
                                                                    -----------
     Total Expenses                                                     640,555
     Less: Management fee waivers (Note B)                              (92,709)
     Less: Fees paid indirectly (Note B)                                (18,188)
                                                                    -----------
     Net Expenses                                                       529,658
                                                                    -----------
          Net Investment Loss                                           (38,781)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized loss from investments                                     (116,327)
Net change in unrealized appreciation in value of investments        (8,612,397)
                                                                    -----------
Net realized and unrealized loss on investments                      (8,728,724)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(8,767,505)
                                                                    ===========










--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                        For the Years Ended
                                                            December 31,
                                                   -----------------------------
                                                       2002               2001
                                                   ------------    ------------


DECREASE IN NET ASSETS

Operations:
     Net investment loss                           $    (38,781)   $   (244,220)
     Net realized gain/(loss) on investments           (116,327)      1,031,962
     Net change in unrealized appreciation
          in value of investments                    (8,612,397)     (9,548,619)
                                                   ------------    ------------

          Net decrease in net assets resulting
               from operations                       (8,767,505)     (8,760,877)
                                                   ------------    ------------

Distributions to shareholders (Note A, G):
     Return-of-capital                               (1,887,643)           --
                                                   ------------    ------------

Capital stock transactions (Note D):
     Proceeds from 33,037 shares newly issued
          in reinvestment of distributions              194,649            --
     Cost of 62,000 and 234,700 shares
          repurchased, respectively                    (419,744)     (1,963,446)
                                                   ------------    ------------

          Net decrease in net assets resulting
               from capital stock transactions         (225,095)     (1,963,446)
                                                   ------------    ------------

          Total decrease in net assets              (10,880,243)    (10,724,323)
                                                   ------------    ------------


NET ASSETS

Beginning of year                                    35,256,052      45,980,375
                                                   ------------    ------------

End of year                                        $ 24,375,809    $ 35,256,052
                                                   ============    ============




--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                For the Years Ended December 31,
                                      -------------------------------------------------------------------------------
                                      2002     2001        2000         1999        1998    1997        1996     1995
                                      ----     ----        ----         ----        ----    ----        ----     ----

PER SHARE OPERATING
PERFORMANCE

Net asset value,
     beginning of year          $   9.20    $  11.31    $  14.95    $  14.52    $  11.53  $  10.10  $   10.65  $  10.73
                                --------    --------    --------    --------    --------  --------  ---------  --------
Net investment income/(loss)       (0.01)#     (0.06)#     (0.94)#     (0.09)#     (0.09)#   (0.05)     (0.03)     --
Net realized and unrealized
     gain/(loss)
on investments and foreign
     currency related
     translations                  (2.29)      (2.13)      (1.81)       4.04        2.96      2.36       0.41      0.42
                                --------    --------    --------    --------    --------  --------  ---------  --------
Net increase/(decrease)
     in net assets
     resulting from
     operations                    (2.30)      (2.19)      (2.75)       3.95        2.87      2.31       0.38      0.42
                                --------    --------    --------    --------    --------  --------  ---------  --------
Distributions to shareholders:
Net realized gain on
     investments and
     foreign currency
     related transactions        --          --            (1.01)      (3.87)    --          (0.88)     (0.93)    (0.50)
Return-of-capital                  (0.50)    --          --          --          --        --         --         -
                                --------    --------    --------    --------    --------  --------  ---------  --------
Total distributions to
     shareholders:                 (0.50)    --            (1.01)      (3.87)    --          (0.88)     (0.93)    (0.50)
                                --------    --------    --------    --------    --------  --------  ---------  --------
Capital stock transactions:
Anti-dilutive effect
     due to capital
     stock repurchased              0.02        0.08        0.12        0.35        0.12   --         --         -
Dilutive effect due to
     shares issued
     in reinvestment
     of distributions              (0.01)    --          --          --          --        --         --         -
                                --------    --------    --------    --------    --------  --------  ---------  --------
Total capital stock
     transactions                   0.01        0.08        0.12        0.35        0.12   --         --         -
                                --------    --------    --------    --------    --------  --------  ---------  --------
Net asset value, end of year    $   6.41    $   9.20    $  11.31    $  14.95    $  14.52  $  11.53  $   10.10  $  10.65
                                ========    ========    ========    ========    ========  ========  =========  ========
Market value, end of year       $   5.85    $   8.05    $  10.59    $  14.25    $  12.88  $   9.44  $    7.50  $   8.38
                                ========    ========    ========    ========    ========  ========  =========  ========
Total investment return (a)(b)    (20.85)%    (23.98)%    (19.28)      40.74%      36.42%    37.62%      0.64%     4.59%
                                ========    ========    ========    ========    ========  ========  =========  ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
     (000 omitted)              $ 24,376    $ 35,256    $ 45,980    $ 66,204    $ 79,060  $ 67,951  $  59,520  $ 62,781
Ratio of expenses to average
     net assets, net of
     fee waivers, if any            1.80%(c)    1.77%(c)    1.72%(c)    1.55%(c)    1.91%     1.74%      1.53%     1.58%
Ratio of expenses to average
     net assets, excluding
     fee waivers, if any (d)        2.17%       2.11%       1.83%       1.64%       --        --         --        --
Ratio of expenses to average
     net assets, net of fee
     waivers, but excluding
     fees paid indirectly,
     if any                         1.86%       1.95%       --          --          --        --         --        --
Ratio of net investment
     income/(loss) to average
     net assets                    (0.13)%     (0.64)%     (1.12)%     (0.59)%     (0.69)%   (0.46)%    (0.25)%   (0.02)%
Portfolio turnover                 29.63%      59.83%      28.26%     101.54%      50.39%    81.56%    120.66%    84.98%










                                          1994      1993
                                          ----      ----

PER SHARE OPERATING
PERFORMANCE


Net asset value,
     beginning of year                  $ 12.36  $   9.43
Net investment income/(loss)              (0.03)     0.02
Net realized and unrealized
     gain/(loss)
on investments and foreign
     currency related
     translations                         (0.64)     3.56
                                        -------  --------
Net increase/(decrease)
     in net assets
     resulting from
     operations                           (0.67)     3.58
                                        -------  --------
Distributions to shareholders:
Net realized gain on
     investments and
     foreign currency
     related transactions                 (0.96)    (0.65)
Return-of-capital                        -        --
                                        -------  --------
Total distributions to
     shareholders:                        (0.96)    (0.65)
                                        -------  --------
Capital stock transactions:
Anti-dilutive effect
     due to capital
     stock repurchased                   -        --
Dilutive effect due to
     shares issued
     in reinvestment
     of distributions                    -        --
                                        -------  --------
Total capital stock
     transactions                        -        --
                                        -------  --------
Net asset value, end of year            $ 10.73  $  12.36
                                        =======  ========
Market value, end of year               $  8.50  $  11.25
                                        =======  ========
Total investment return (a)(b)           (15.91)%   53.55%
                                        =======  ========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
     (000 omitted)                      $63,216  $ 72,830
Ratio of expenses to average
     net assets, net of
     fee waivers, if any                   1.75%     1.68%
Ratio of expenses to average
     net assets, excluding
     fee waivers, if any (d)               --        --
Ratio of expenses to average
     net assets, net of fee
     waivers, but excluding
     fees paid indirectly,
     if any                                --        --
Ratio of net investment
     income/(loss) to average
     net assets                           (0.25)%    0.16%
Portfolio turnover                        81.73%   125.31%



--------------------------------------------------------------------------------

#    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions.
(b) For the year ended December 31, 2000, the Fund paid federal taxes on realized long-term capital gains. Total investment return, assuming reinvestment of distributions and federal taxes paid on long-term capital gains, is (13.88)%.
(c) Expenses are net of fees paid indirectly. (d) Expenses exclude fees paid indirectly.

--------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

Cornerstone Strategic Value Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987 and commenced investment operations on June 30, 1987. As a result of an Annual Meeting of Stockholders held on April 19, 2001, the Fund, formerly known as the Clemente Strategic Value Fund, Inc., changed its name. Its investment objective is to seek long-term capital appreciation through investment in equity securities of companies listed in the United States. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2002, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the sellers agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors daily, the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

DISTRIBUTIONS OF INCOME AND GAINS: Effective June 25, 2002, the Fund initiated a fixed, monthly distribution to shareholders. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains or a tax-free return-of-capital. Prior thereto, the Fund distributed at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

NOTE B. AGREEMENTS

Cornerstone serves as the Fund's investment manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Effective July 1, 2002, Cornerstone voluntarily agreed to waive its management fees to the Fund to the extent that monthly operating expenses exceed 0.10% of average net assets calculated monthly. Such undertaking continued through the end of 2002 and Cornerstone voluntarily agreed to continue the undertaking until December 31, 2003. For the year ended December 31, 2002, Cornerstone earned $294,686 for investment management services, of which it waived $92,709.

Included in the Statement of Operations, under the caption FEES PAID INDIRECTLY, are expense offsets of $18,188 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $78,000, of which $25,000 was attributable to merger expense, for the year ended December 31, 2002 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.

At December 31, 2002, pursuant to regulatory filings, separate shareholders owned approximately 14% and 37% of the outstanding shares of the Fund based on
Schedule 13D/A and Schedule 13G/A filings with the Securities and Exchange Commission on December 10, 2002 and February 15, 2002, respectively.

NOTE C.  INVESTMENT IN SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term investments, were $8,658,055 and $10,746,617, respectively.

NOTE D.  SHARE REPURCHASE PROGRAM

On October 5, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 2002, the Fund repurchased 62,000 of its shares for a total cost of $419,744 at a weighted average discount of 12.93%



--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

from net asset value. The discount of individual repurchases ranged from 6.11% -17.42%. For the year ended December 31, 2001, the Fund repurchased 234,700 of its shares for a total cost of $1,963,446 at a weighted average discount of 14.11% from net asset value. The discount of individual repurchases ranged from 6.22% - 26.54%. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of its foregoing objectives, subject to review by the Board of Directors. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws.

All purchases are made in accordance with federal securities laws, with shares repurchased held in treasury effective January 1, 2002.

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 10% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at December 31, 2002, was $72,038 and $74,594, respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn is collateralized by various U.S. Government and Agency securities.

During the year ended December 31, 2002, the Fund earned $503 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

NOTE F.  COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at December 31, 2002.

                              PRINCIPAL
                                AMOUNT                                MARKET
ISSUER                          (000'S)            MATURITY            VALUE
------                          -------            --------            -----
United States Treasury Bond,
  (interest only)                 $295              2/15/20           $122,074
                                                                      ========

NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

At December 31, 2002, the components of distributable earnings on a tax basis, for the Fund were as follows:

Capital loss carryforward                        $   (585,057)
Unrealized depreciation                            (3,623,137)
                                                 ------------
Total loss                                       $ (4,208,194)
                                                 ============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2002, the Fund did not realize any of these losses.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

At December 31, 2002, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $585,057 of which $142,060 expires in 2009 and $442,997 expires in 2010.

At December 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $28,005,349, $1,038,321, $(4,661,458) and $(3,623,137), respectively.

At December 31, 2002, the Fund reclassified $38,781 from net investment loss to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications. All 2002 distributions were return-of-capital for tax purposes. There were no distributions during 2001.






















--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Cornerstone Strategic Value Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Cornerstone Strategic Value Fund, Inc., including the schedule of investments, as of December 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the nine years in the period then ended have been audited by other auditors, whose report dated February 18, 2002 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cornerstone Strategic Value Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 12, 2003




--------------------------------------------------------------------------------
                                                                              17

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)


On October 11, 2002, the Annual Meeting of Stockholders of Cornerstone Strategic Value Fund, Inc. (the "Fund") was held and the following matters were voted upon:

     1. To approve the Merger Agreement and Plan of Reorganization.

                   FOR               AGAINST             ABSTAIN
               1,919,366             692,855              14,159

     2. To elect two Class I Directors until the year 2005 Annual Meeting.

     NAME OF CLASS I DIRECTORS                       FOR               ABSTAIN
     Ralph W. Bradshaw                            2,956,909            701,896
     Edwin Meese III                              2,957,182            701,623

     3. To ratify the selection by the Board of Directors of Tait, Weller & Baker as the Fund's independent accountants for the year ending December 31, 2002.

                   FOR               AGAINST             ABSTAIN
               3,117,568             531,322               9,915

     4. To consider and vote upon the stockholder proposal to open-end the Fund.

                   FOR               AGAINST             ABSTAIN
                 939,486            1,672,100             14,794












--------------------------------------------------------------------------------

See accompanying notes to financial statements.
18

TAX INFORMATION (UNAUDITED)


Cornerstone Strategic Value Fund, Inc. (the "Fund") is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2002) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the year ended December 31, 2002 the following distributions per share were paid by the Fund:

Payment Date:       7/31/02   8/30/02   9/30/02   10/31/02    11/29/02  12/31/02
Return-of-Capital: $ 0.0825  $ 0.0825  $ 0.0825   $ 0.0825    $ 0.0825  $ 0.0825

These distributions represent a return of your investment. As return-of-capital distributions, they are not taxed as ordinary income dividends and are sometimes referred to as tax-free dividends or nontaxable distributions. A return-of-capital distribution reduces the cost basis of your shares in the Fund. Notification for calendar year 2002 was mailed in January 2003. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders generally will not be subject to U.S. withholding tax on the amount of their non-taxable distributions.

In general, distributions received by tax exempt recipients (e.g., IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g. corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.












--------------------------------------------------------------------------------
                                                                              19


ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS
 (UNAUDITED)

NAME AND                        POSITION(S)         PRINCIPAL OCCUPATION                               POSITION WITH ADDRESS
(AGE)                           HELD WITH FUND      OVER LAST 5 YEARS                                  FUND SINCE
-------------------------------------------------------------------------------------------------------------------------------
Ralph W. Bradshaw* (52)         Chairman of the     President, Director and  Shareholder of            1998; current term
One West Pack Square            Board of and        Cornerstone Advisors,  Inc.; Financial             ends at the 2005 Annual
Suite 1650                      President           Consultant; Vice President, Deep Discount          Meeting
Asheville, NC  28801                                Advisors, Inc. (1993-1999); Previous
                                                    Director The Austria Fund, Inc.; Director
                                                    of The SMALLCap Fund, Inc., Progressive
                                                    Return Fund, Inc. and Cornerstone Total
                                                    Return Fund, Inc.

Thomas H. Lenagh (80)           Director            Chairman of the Board of Inrad Corp.;              1987; current term ends at
13 Allen's Corner Rd.                               Independent Financial Adviser; Director            the 2003 Annual Meeting.
Flemington, NJ 08822                                of Cornerstone Total Return Fund, Inc.,
                                                    Progressive Return Fund, Inc., Gintel Fund,
                                                    The Adams Express Company and Petroleum
                                                    and Resources Corporation.


Edwin Meese III (71)            Director            Distinguished Fellow, The Heritage                 2001; current term ends at
The Heritage Foundation                             Foundation, Washington, D.C.; Distinguished        the 2005 Annual Meeting.
214 Massachusetts Ave. NE                           Visiting Fellow at the Hoover Institution,
Washington, D.C. 20002                              Stanford University; Distinguished Senior
                                                    Fellow at the Institute of United States Studies,
                                                    University of London; Formerly U.S. Attorney
                                                    General under President Ronald Reagan; Director
                                                    of  Cornerstone Total Return Fund, Inc. and
                                                    Progressive Return Fund, Inc.

Scott  B.  Rogers  (47)         Director            Chief Executive Officer, Asheville Buncombe        2000; current term ends at
30 Cumberland Ave.                                  Community Christian Ministry;  President, ABCCM    the 2003 Annual Meeting.
Asheville, NC 28801                                 Doctor's Medical Clinic; Director, Southeastern
                                                    Jurisdiction Urban Networkers; Director, A-B
                                                    Vision Board, Appointee, NC Governor's
                                                    Commission on Welfare to Work; Chairman and
                                                    Director, Recycling Unlimited; Director,
                                                    Interdenominational Ministerial Alliance; Director
                                                    of Cornerstone Total Return Fund, Inc. and
                                                    Progressive Return Fund, Inc. .





20





ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS
 (UNAUDITED) (CONCLUDED)

NAME AND                        POSITION(S)         PRINCIPAL OCCUPATION                               POSITION WITH ADDRESS
(AGE)                           HELD WITH FUND      OVER LAST 5 YEARS                                  FUND SINCE
-------------------------------------------------------------------------------------------------------------------------------

Andrew A. Strauss (49)          Director            Attorney and senior member of Strauss &            2000; current term ends at
77 Central Avenue Suite F                           Associates, P.A., Attorneys, Asheville and         the 2004 Annual Meeting.
Asheville, NC  28801                                Hendersonville, NC; previous President of
                                                    White Knight Healthcare, Inc. and LMV Leasing,
                                                    Inc., a wholly owned subsidiary of Xerox Credit
                                                    Corporation; Director of Cornerstone Total Return
                                                    Fund, Inc., Progressive Return Fund, Inc., The
                                                    SMALLCap Fund, Inc., Memorial Mission Hospital
                                                    Foundation, Deerfield Episcopal Retirement
                                                    Community and Asheville Symphony.

 Glenn W. Wilcox, Sr. (71)       Director           Chairman of the Board and Chief Executive          2000; current term ends at
One West Pack Square                                Officer of Wilcox Travel Agency, Inc.;             the 2004 Annual Meeting.
Suite 1700                                          Director, Champion Industries, Inc.;  Chairman
Asheville, NC  28801                                of Tower Associates, Inc. (a real estate venture);
                                                    Director, Wachovia Corp.; Board Trustee and
                                                    Chairman, Appalachian State University; Board
                                                    Trustee and Director, Mars Hill College;
                                                    Director of The SMALLCap Fund, Inc., Cornerstone
                                                    Total Return Fund, Inc. and Progressive Return
                                                    Fund, Inc.

Gary A. Bentz* (46)             Director,           Chief Financial Officer and Shareholder of         Director since 2002; current
One West Pack Square            Vice President      Cornerstone Advisors, Inc.; Previous Director of   term ends at the 2003 Annual
Suite 1650                      and Treasurer       The Austria Fund, Inc.;  Financial Consultant,     Meeting; Vice President and
Asheville, NC  28801                                Certified Public Accountant; Chief Financial       Treasurer since 2001.
                                                    Officer  of Deep Discount Advisors, Inc.
                                                    (1993-2000);
                                                    Director, Vice President and Treasurer of
                                                    Progressive Return Fund, Inc. and
                                                    Cornerstone Total Return Fund, Inc.

Thomas R. Westle (49)           Secretary           Partner, Spitzer & Feldman P.C. (May               2000
405 Park Avenue                                     1998-present); Secretary  of Cornerstone Total
New York, NY 10022                                  Return Fund, Inc. and Progressive Return Fund, Inc.




----------------
 * Designates a director who is an "interested person" of the Fund as defined by the Investment Company Act of 1940. Mssrs. Bradshaw and Bentz are interested persons of the Fund by virtue of their current positions with the Investment Manager of the Fund.

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN
 (UNAUDITED)

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at 59 Maiden Lane, New York, NY 10038. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the American Stock Exchange or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.

Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN
(UNAUDITED) (CONCLUDED)


handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends.

Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

SUMMARY OF GENERAL INFORMATION

The Fund - Cornerstone Strategic Value Fund, Inc. is a closed-end, diversified investment company whose shares trade on the American Stock Exchange. Its investment objective is to seek long-term capital appreciation through investment in equity securities of companies listed in the United States. The Fund is managed by Cornerstone Advisors, Inc.

SHAREHOLDER INFORMATION

Effective February 21, 2003, the Fund is listed on the American Stock Exchange (symbol "CLM"). The share price is published in: THE NEW YORK TIMES (daily) under the designation "CornerStrt" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "CornstnStrat." The net asset value per share is published under "Closed-End Funds" each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S under the designation "CrnstnStrV."


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT CORNERSTONE STRATEGIC VALUE FUND, INC. MAY FROM TIME TO TIME PURCHASE SHARES OF ITS CAPITAL STOCK IN THE OPEN MARKET.

PRIVACY POLICY NOTICE

The following is a description of Cornerstone Strategic Value Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

    1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
    2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                     CORNERSTONE STRATEGIC VALUE FUND, INC.